Exhibit 8.1

ABB Ltd, Consolidated subsidiaries (excluding dormant subsidiaries) as per February 28, 2013

Country	Name	Location	ABB Interest %
Algeria	ABB Algeria SpA Asea Brown Boveri	Hydra	100.00
Algeria	ABB Algerie Produits SpA	Alger	70.00
Algeria	SARPI - Société Algérienne pour la réalisation de projets industriels	Alger	50.00
Angola	Asea Brown Boveri Electrica SGPS (Angola) Limitada	Luanda	100.00
Argentina	ABB S.A.	Buenos Aires	100.00
Aruba	ABB Import & Export Services Ltd.	Oranjestad/Aruba (NA)	100.00
Australia	ABB Australia Pty Limited	Sydney	100.00
Australia	ABB Finance (Australia) Pty Limited	Sydney	100.00
Australia	ABB Group Holdings Pty. Ltd.	Sydney	100.00
Australia	ABB Group Investment LLP	Sydney	100.00
Australia	ABB Group Investment Management Pty. Ltd.	Sydney	100.00
Australia	Bruce McNaught and Associates Pty Ltd	Brisbane, Queensland	100.00
Australia	Comlabs Systems Pty Ltd	Brisbane, Queensland	100.00
Australia	EAM Software Finance Pty Ltd	Brisbane, Queensland	100.00
Australia	EAM Software Holdings Pty Ltd	Brisbane, Queensland	100.00
Australia	EnergyPoint IRM Pty Ltd	Brisbane, Queensland	75.00
Australia	Karjeni Pty Ltd	Brisbane, Queensland	100.00
Australia	Mincom eBusiness Pty Ltd	Brisbane, Queensland	100.00
Australia	Mincom Employee Share Scheme Administration Pty Ltd	Brisbane, Queensland	100.00
Australia	Mincom Professional Services Pty Ltd	Brisbane, Queensland	100.00
Australia	Thomas & Betts Australasia Pty. Ltd.	Lidcombe, NSW	100.00
Australia	Ventyx International Pty Ltd	Brisbane, Queensland	100.00
Australia	Ventyx Managed Services Pty Ltd	Brisbane, Queensland	100.00
Australia	Ventyx Pty Ltd.	Brisbane, Queensland	100.00
Austria	ABB AG	Vienna	100.00
Austria	Newave Österreich GmbH	Vienna	100.00
Austria	PMA GmbH	Wiener Neustadt	100.00
Bahrain	ABB Technologies W.L.L.	Bahrain	100.00
Bangladesh	ABB Limited	Dhaka	100.00
Belgium	ABB N.V.	Zaventem	100.00
Belgium	Reznor Europe N.V.	Menen	100.00

Belgium	Thomas & Betts Benelux BVBA	Rhode-Saint-Genèse	100.00
Belgium	Thomas & Betts European Centre S.A.	Houdeng-Geognies	100.00
Bolivia, Plurinational State of	Asea Brown Boveri Ltda.	La Paz	99.98
Botswana	ABB (Pty) Ltd.	Gaborone	100.00
Brazil	ABB Ltda.	Osasco	100.00
Brazil	Lorentzen & Wettre Ltda	Sao Paulo	100.00
Brazil	Mincom International Servios de Informatica Limitada	Horizante	100.00
Bulgaria	ABB Avangard AD	Sevlievo	99.83
Bulgaria	ABB Bulgaria EOOD	Sofia	100.00
Cameroon	Asea Brown Boveri S.A.	Douala	99.99
Canada	ABB Inc.	St. Laurent, Quebec	100.00
Canada	ABB ONTARIO INC.	Burlington, Ontario, Canada	100.00
Canada	Baldor Electric Canada Inc.	Stratford, Ontario	100.00
Canada	Lamson & Sessions, Ltd.	Toronto, Ontario	100.00
Canada	Thomas & Betts (Ontario) Ltd.	Montreal, Quebec	100.00
Canada	Thomas & Betts Limited	Montreal, Quebec	100.00
Canada	Thomas & Betts Manufacturing Inc.	Montreal, Quebec	100.00
Canada	Ventyx Software Canada Inc	Toronto, Ontario	100.00
Chile	ABB S.A.	Santiago	100.00
Chile	Ventyx Chile Servicios Computacionales Limitada	Santiago	100.00
China	ABB (China) Engineering Co. Ltd.	Xiamen	100.00
China	ABB (China) Ltd.	Beijing	100.00
China	ABB Bailey Beijing Engineering Co. Ltd.	Beijing	51.00
China	ABB Beijing Drive Systems Co. Ltd.	Beijing	90.00
China	ABB Chongqing Transformer Company Ltd.	Chongqing	62.20
China	ABB DATONG Traction Transformers Co., Ltd.	Datong	50.00
China	ABB Electrical Machines Ltd.	Shanghai	100.00
China	ABB Engineering (Shanghai) Ltd.	Shanghai	100.00
China	ABB Generators Ltd.	Nanchang	51.00
China	ABB Genway Xiamen Electrical Equipment Co. Ltd.	Xiamen	70.00
China	ABB Guangdong Sihui Instrument Transformer Co. Ltd.	Sihui	67.00
China	ABB Hefei Transformer Co. Ltd.	Hefei	100.00
China	ABB High Voltage Switchgear (Xiamen) Company Ltd.	Xiamen	51.00
China	ABB High Voltage Switchgear Co. Ltd.	Beijing	60.00

China	ABB Jiangjin Turbo Systems Company Limited	Chongqing	61.00
China	ABB Jiangsu Jingke Instrument Transformer Co., Ltd.	Suqian, Jiangsu	70.00
China	ABB LV Installation Materials Co. Ltd. Beijing	Beijing	85.70
China	ABB Microunion Traction Equipment Limited	Guangzhou	50.00
China	ABB Power Equipment (Xiamen) Co., Ltd.	Xiamen	100.00
China	ABB Shanghai Motors Co. Ltd.	Shanghai	75.00
China	ABB Shanghai Transformer Co. Ltd.	Shanghai	51.00
China	ABB Sifang Power System Co. Ltd.	Beijing	50.00
China	ABB Silver Star Shenzhen Surge Arrestor Co., Ltd.	Guangdong	60.00
China	ABB Tianjin Switchgear Co., Ltd.	Tianjin	60.00
China	ABB Xi’an High Power Rectifier Company Limited	Xi’an	100.00
China	ABB Xi’an Power Capacitor Company Limited	Xi’an	100.00
China	ABB Xiamen Electrical Controlgear Co. Ltd.	Xiamen	80.00
China	ABB Xiamen Low Voltage Equipment Co. Ltd.	Xiamen	100.00
China	ABB Xiamen Switchgear Co. Ltd.	Xiamen	64.30
China	ABB Xinhui Low Voltage Switchgear Co. Ltd.	Xinhui	90.00
China	ABB Zhongshan Transformer Company Ltd.	Zhongshan	51.00
China	Baldor Electric (Shanghai) Company Ltd.	Shanghai	100.00
China	Comem (Hefei) Transformers Equipments Ltd	Hefei	100.00
China	Hangzhou Winmation Automation Company Limited	HangZhou	100.00
China	Lorentzen & Wettre (Shanghai) Testing Equipment Co. Ltd.	Shanghai	100.00
China	Maska Power Transmission (Changzhou) Co.Ltd.	Changzhou	100.00
China	Newave Energy (Jiangmen) Ltd.	Jiangmen	60.00
China	Shantou Winride Switchgear Co., Ltd.	Longhu District Shantou	70.00
China	Yangzhou SAC Switchgear Co., Ltd	Yangzhou	55.00
Colombia	Asea Brown Boveri Ltda.	Bogotá	100.00
Colombia	Ventyx Colombia Limitada	Baranquilla	100.00
Congo, the Democratic Republic of the	ABB s.p.r.l	Kinshasa Gombe	100.00
Cote d’Ivoire	ABB Technology SA	Abidjan	99.40
Croatia	ABB Ltd.	Zagreb	100.00
Czech Republic	ABB s.r.o.	Prague	100.00
Denmark	ABB A/S	Skovlunde	100.00
Ecuador	ABB Ecuador S.A.	Quito	96.87

Egypt	ABB Construction (ABACON) S.A.E.	Heliopolis	100.00
Egypt	ABB for Electrical Industries (ABB ARAB) S.A.E.	Cairo	99.99
Egypt	ABB For Feeding Industries SAE	10th of Ramadan City	100.00
Egypt	ABB Transformers S.A.E.	El-Nozha El-Gedida	65.00
Egypt	ABB Turbochargers S.A.E.	Suez	100.00
Egypt	Asea Brown Boveri S.A.E.	Cairo	100.00
El Salvador	ABB S.A. de CV	San Salvador	100.00
Estonia	ABB AS	Jüri	100.00
Finland	ABB Oy	Helsinki	100.00
Finland	Efora Oy	Helsinki	49.00
Finland	Kajaani Process Measurements Ltd.	Kajaani	100.00
Finland	Newave Finland OY	Helsinki	100.00
France	ABB France	Les Ulis	99.83
France	ABB S.A.	Les Ulis	100.00
France	Drilling Technical Supply S.A.	Ozoier Cedex	100.00
France	Gaz Industrie S.A.S.	Miribel	100.00
France	Kaufel France S.A.	Piffonds	100.00
France	Kaufel S.A.	Piffonds	100.00
France	L’Ebenoid	Saint Priest	100.00
France	PMA France S.A.R.L.	Courtabeouf Cedex	100.00
France	SCI ICL	Ozoier Cedex	100.00
France	Striebel & John France S.A.R.L.	Mulhouse	51.00
France	Ventyx France S.A.	Montigny le Bretonneux	99.90
Germany	ABB abService GmbH	Bobingen	100.00
Germany	ABB AG	Mannheim	100.00
Germany	ABB Automation GmbH	Mannheim	100.00
Germany	ABB Automation Products GmbH,	Ladenburg	100.00
Germany	ABB Bauprojektmanagement GmbH	Mannheim	100.00
Germany	ABB Beteiligungs- und Verwaltungsges. mbH	Mannheim	100.00
Germany	ABB Beteiligungs-Management GmbH	Mannheim	100.00
Germany	ABB Beteiligungsgesellschaft mbH	Mannheim	100.00
Germany	ABB Business Services GmbH	Heidelberg	100.00
Germany	ABB Grundbesitz GmbH	Ladenburg	100.00
Germany	ABB Logistics Center Europe GmbH	Menden	100.00

Germany	ABB Service GmbH Bobingen	Bobingen	100.00
Germany	ABB Stotz-Kontakt GmbH	Heidelberg	100.00
Germany	ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH	Heidelberg	75.50
Germany	ABB Training Center GmbH & Co. KG	Heidelberg	100.00
Germany	ABB Wirtschaftsbetriebe GmbH	Mannheim	100.00
Germany	Busch-Jaeger Elektro GmbH	Mannheim/Lüdenscheid	100.00
Germany	Hartmann & Braun Grundstücksverwaltungs GmbH	Mannheim	100.00
Germany	Kaufel GmbH & Co. KG	Berlin	100.00
Germany	Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH	Ladenburg	100.00
Germany	Lorentzen & Wettre GMBH	München	100.00
Germany	Newave USV Systeme GmbH	Baden-Baden	100.00
Germany	PMA Beteilingungen GmbH	Hassfurt	100.00
Germany	PMA Deutschland GmbH	Hassfurt	100.00
Germany	PMA Holding GmbH	Hassfurt	100.00
Germany	Pucaro Elektro-Isolierstoffe GmbH	Roigheim	100.00
Germany	Striebel & John GmbH & Co. KG	Mannheim	51.00
Germany	Striebel Vermögensverwaltungs-GmbH	Mannheim	51.00
Germany	Thomas & Betts Vertriebs GmbH	Bensheim	100.00
Germany	Trasfor Engineering GmbH	Bremen	100.00
Greece	Asea Brown Boveri S.A.	Metamorphossis Attica	100.00
Guernsey	ABB Equity Limited,	St. Peter’s Port	100.00
Guernsey	ABB ESAP Limited	St. Peter’s Port	100.00
Guernsey	ABB Insurance Limited	St. Peter’s Port	100.00
Guernsey	ABB International Finance Limited	St. Peter’s Port	100.00
Guernsey	ABB LTIP Limited	St. Peter Port	100.00
Guernsey	ABB Transinvest Limited	St. Peter’s Port	100.00
Hong Kong	ABB (Hong Kong) Ltd.	Hong Kong	100.00
Hong Kong	ABB Holding Ltd.	Hong Kong	100.00
Hong Kong	ABB Turbo Systems (Hong Kong) Limited	Hong Kong	61.00
Hong Kong	LMS Asia Limited	Hong Kong	100.00
Hong Kong	Newave Energy Hong Kong Ltd.	Hong Kong	60.00
Hungary	ABB Engineering Trading and Service Ltd.	Budapest	100.00
Hungary	Thomas & Betts Gyártó Kft.	Kecskemét	100.00
India	ABB Global Industries and Services Limited	Bangalore	100.00

India	ABB Limited	Bangalore	75.00
India	Baldor Electric India Pvt Ltd.	Pune, Maharashtra	75.00
India	K-Tek Level Engineering Pvt. Ltd.	Navi Mumbai	100.00
India	Newave Energy India Private Ltd.	Mumbai	100.00
India	Thomas & Betts India Private Ltd.	Andhra Pradesh	100.00
Indonesia	PT ABB Sakti Industri	Jakarta	60.00
Iraq	Iraq Technology for Advanced Energy LLC	Baghdad	100.00
Ireland	ABB Ltd	Dublin	100.00
Israel	ABB Technologies Ltd.	Tirat Carmel	99.99
Italy	ABB Environmental Service Srl.	Milan	99.99
Italy	ABB S.p.A.	Milan	100.00
Italy	Intermagnetics Srl	Castiglione del lago	100.00
Italy	Italtrasfo Srl	Milano	100.00
Italy	PMA Italia S.R.L.	Paderno Dugnano	100.00
Italy	R.G.M. Polycontrol S.r.l.	Genova	100.00
Italy	Thomas & Betts Italy Sales S.R.L.	Milan	100.00
Italy	Trasfo Real Estate Srl	Milano	100.00
Japan	ABB Bailey Japan Limited	Shizuoka-Ken	51.00
Japan	ABB K.K.	Tokyo	100.00
Japan	Turbo Systems United Co. Ltd.	Tokyo	60.00
Jordan	ABB Limited/Jordan LLC.	Amman	100.00
Jordan	ABB Near East Trading Ltd.	Amman	95.00
Kazakhstan	ABB LLP.	Almaty	100.00
Kazakhstan	CJSC Energia Kazakh Scientific Research Institute of Energy	Almaty	92.75
Kenya	ABB Limited	Nairobi	100.00
Korea, Republic of	ABB Ltd.	Seoul	100.00
Kuwait	ABB Engg. Technologies Co. (KSCC)	Safat	49.00
Latvia	ABB SIA	Riga	100.00
Lithuania	ABB UAB	Vilnius	100.00
Luxembourg	Trasfor International SA	Luxembourg	100.00
Malaysia	ABB Holdings Sdn. Bhd.	Subang Jaya	100.00
Malaysia	ABB Malaysia Sdn Bhd.	Subang Jaya	100.00
Malaysia	ABB Manufacturing Sdn. Bhd.	Subang Jaya	100.00
Malaysia	Thomas & Betts Asia (Malaysia) BHD	Kuala Lumpur	100.00

Malaysia	Ventyx Shared Services (Malaysia) Sdn Bhd	Kuala Lumpur	100.00
Mauritius	Asea Brown Boveri Ltd.	Port Louis	100.00
Mexico	ABB Mexico S.A. de C.V.	San Luis Potosi SLP	100.00
Mexico	Asea Brown Boveri S.A. de C.V.	San Luis Potosi S.L.P	100.00
Mexico	Baldor Electric Company de Mexico SA de CV	El Salto, Jalisco	100.00
Mexico	Mincom International Servicios Computacionales S.A. de C.V.	Mexico City	100.00
Mexico	Thomas & Betts Corporacion Mexicana S.A. de C.V.	San Antonio, TX	100.00
Mexico	Thomas & Betts de Mexico S. de R.L. de C.V.	San Antonio, TX	100.00
Mexico	Thomas & Betts Division Mexico S. de R.L. de C.V.	San Antonio, TX	100.00
Mexico	Thomas & Betts Monterrey S. de R.L. de C.V.	San Antonio, TX	100.00
Mexico	Thomas & Betts Procesos de Mexico S. de R.L. de C.V.	San Antonio, TX	100.00
Morocco	ABB S.A.	Casablanca	100.00
Mozambique	ABB Limitada	Maputo	100.00
Namibia	Asea Brown Boveri (Pty) Ltd.	Windhoek	100.00
Netherlands	ABB B.V.	Rotterdam	100.00
Netherlands	ABB Capital, B.V.	Amsterdam	100.00
Netherlands	ABB Equity Ventures B.V.	Amsterdam	100.00
Netherlands	ABB Finance B.V.	Amsterdam	100.00
Netherlands	ABB Group Accounting Services B.V.	Rotterdam	100.00
Netherlands	ABB Holdings B.V.	Amsterdam	100.00
Netherlands	ABB Investments B.V.	Amsterdam	100.00
Netherlands	Amarcon B.V.	Dalfsen	100.00
Netherlands	Newave UPS Systems B.V.	Gorinchem	100.00
Netherlands	Thomas & Betts Europe C.V.	Amsterdam	100.00
Netherlands	Thomas & Betts Netherlands B.V.	Barendrecht	100.00
New Caledonia	ABB SAS	New Caledonia	100.00
New Zealand	ABB Limited	Auckland	100.00
New Zealand	ABB Maintenance Services Limited	Auckland	100.00
Nigeria	ABB OGP LIMITED	Lagos	100.00
Nigeria	ABBNG Limited	Lagos	60.00
Norway	ABB AS	Billingstad	100.00
Norway	ABB Holding AS	Billingstad	100.00
Norway	EIE 1 AS	Billingstad	100.00
Norway	EIE 2 AS	Billingstad	100.00

Oman	ABB LLC,	Muscat	65.00
Pakistan	ABB (Pvt) Ltd.	Lahore	100.00
Panama	ABB S.A.	Panama	100.00
Panama	Baldor Panama S.A.	Panama City	100.00
Panama	Sucursal Panama de ABB SA	Panama	100.00
Peru	ABB S.A.	Lima	97.60
Peru	Ventyx Peru S.A.C.	Lima	97.60
Philippines	ABB, Inc.	Paranaque, Metro Manila	100.00
Philippines	Mincom Inc	Manila	99.99
Poland	ABB Entrelec Sp. zo.o.	Leborska	100.00
Poland	ABB REAL ESTATE Sp.zoo.	Warsaw	99.89
Poland	ABB Real Estate Spolka z ograniczona odpowiedzialnoscia spolka komandytowa	Warsaw	99.89
Poland	ABB Sp. zo.o.	Warsaw	99.89
Portugal	ABB (Asea Brown Boveri), S.A.	Paco de Arcos	100.00
Portugal	ABB Stotz Kontakt Eléctrica, Unipessoal, Lda.	Porto	100.00
Puerto Rico	Thomas & Betts Caribe, Inc.	San Juan	100.00
Qatar	ABB LLC	Doha	49.00
Qatar	ABB Oryx Motors and Generator Service LLC	Doha	49.00
Romania	ABB SRL	Bucharest	100.00
Russian Federation	ABB Ltd.	Moscow	100.00
Russian Federation	ABB Power and Automation Systems Ltd.	Cheboksary	76.20
Saudi Arabia	ABB Automation Co. Ltd.	Riyadh	65.00
Saudi Arabia	ABB Contracting Company Ltd.	Riyadh	65.00
Saudi Arabia	ABB Electrical Industries Ltd.	Riyadh	65.00
Saudi Arabia	ABB Service Co. Ltd.	Al Khobar	65.00
Saudi Arabia	Electrical Materials Center	Riyadh	0.00
Saudi Arabia	Saudi SAE Technical Construction Co. Ltd.	Riyadh	100.00
Saudi Arabia	Thomas & Betts (KSA) LLC	Al Khobar	100.00
Senegal	ABB Technologies S.A.	Dakar	99.99
Serbia	ABB d.o.o.	Belgrade	100.00
Singapore	ABB Holdings Pte. Ltd.	Singapore	100.00
Singapore	ABB Pte. Ltd.	Singapore	100.00
Singapore	Baldor Electric (Asia) PTE Ltd.	Singapore	100.00
Singapore	Lorentzen & Wettre Singapore Ltd.	Singapore	100.00

Singapore	Thomas & Betts Asia (Singapore) Pte. Ltd.	Singapore	100.00
Slovakia	ABB, s.r.o.	Bratislava	100.00
Slovenia	ABB D.o.o.	Ljubljana	100.00
South Africa	ABB Holdings (Pty) Ltd.	Longmeadow	80.00
South Africa	ABB South Africa (Pty) Ltd.	Longmeadow	80.00
South Africa	Nelspruit Airport Operating Company (Pty) Ltd.	Nelspruit	90.00
South Africa	Primkop Airport Management (Pty) Ltd.	Nelspruit	90.00
South Africa	Ventyx (Pty) Ltd	Lombardy East, Gauteng	100.00
South Africa	Ventyx Data Services South Africa (Proprietary) Limited	Centurion	74.80
Spain	Asea Brown Boveri S.A.	Madrid	100.00
Spain	Newave Espana SA	Madrid	100.00
Spain	Thomas & Betts Spain S.L.	Cardedeu	100.00
Sweden	ABB AB	Västerås	100.00
Sweden	ABB Financial Services AB	Sollentuna	100.00
Sweden	ABB Innocean AB	Göteborg	51.00
Sweden	ABB Norden Holding AB	Västerås	100.00
Switzerland	ABB Asea Brown Boveri Ltd	Zurich	100.00
Switzerland	ABB Finanz AG	Zurich	100.00
Switzerland	ABB Immobilien AG	Baden	100.00
Switzerland	ABB Information Systems Ltd.	Zurich	100.00
Switzerland	ABB International Marketing Ltd.	Zurich	100.00
Switzerland	ABB Intra AG	Zurich	100.00
Switzerland	ABB Management Services Ltd.	Zurich	100.00
Switzerland	ABB Research Ltd.	Zurich	100.00
Switzerland	ABB Schweiz AG	Baden	100.00
Switzerland	ABB Sécheron S.A.	Satigny	100.00
Switzerland	ABB Supply Operations Ltd.	Zurich	100.00
Switzerland	ABB Technology Ltd.	Zurich	100.00
Switzerland	ABB Technology Ventures Ltd.	Zurich	100.00
Switzerland	ABB Turbo Systems AG	Baden	100.00
Switzerland	ABB Turbo Systems Holding Ltd.	Baden	100.00
Switzerland	ABB Verwaltungs AG	Zurich	100.00
Switzerland	Newave Energy AG	Neuenhof	100.00

Switzerland	Newave Energy Holding SA	Quartino	100.00
Switzerland	Newave SA	Quartino	100.00
Switzerland	PMA AG	Uster	100.00
Switzerland	Trasfor SA	Monteggio	100.00
Taiwan, Province of China	ABB Ltd.	Taipei	100.00
Tanzania, United Republic of	ABB Limited	Dar Es Salaam	100.00
Thailand	ABB LIMITED	Bangkok	100.00
Thailand	Asea Brown Boveri Holding Ltd.	Bangkok	100.00
Thailand	Kent Meters (Thailand) Ltd.	Bangkok	100.00
Thailand	Mincom International (Thailand) Ltd	Bangkok	48.99
Thailand	Trasfor Charoenchai Co. Ltd.	Bangkok	51.00
Tunisia	ABB Maghreb Services S.A.	Tunis	100.00
Tunisia	L’Ebenoid Production	Tunisie	100.00
Turkey	ABB Elektrik Sanayi A.S.	Istanbul	99.95
Turkey	ABB Ihracat Ticaret Ve Elektrik Sanayi AS	Istanbul	99.94
Turkey	Elmek Elektromekanik Sanayi ve Ticaret Anonim Sirketi AS	Istanbul	99.94
Uganda	ABB Ltd.	Kampala	100.00
Ukraine	ABB Ltd.	Kiev	100.00
United Arab Emirates	ABB Automation L.L.C.	Abu Dhabi	49.00
United Arab Emirates	ABB FZ-LLC	Dubai	100.00
United Arab Emirates	ABB Global Marketing FZ LLC	Dubai	100.00
United Arab Emirates	ABB Industries (L.L.C.)	Dubai	49.00
United Arab Emirates	ABB Industries FZ	Dubai	100.00
United Arab Emirates	ABB Transmission & Distribution Ltd.	Abu Dhabi	49.00
United Kingdom	ABB Combined Heat and Power Ltd.	Warrington	100.00
United Kingdom	ABB Holdings Limited	Warrington	100.00
United Kingdom	ABB Investments Ltd.	Warrington	100.00
United Kingdom	ABB Limited	Warrington	100.00
United Kingdom	ABB Service Limited	Warrington	100.00
United Kingdom	Ambi-Rad Group Ltd.	London	100.00
United Kingdom	Ambi-Rad Limited	London	100.00
United Kingdom	Baldor UK Ltd.	Bristol, England	100.00
United Kingdom	Cable Management Products Ltd.	London	100.00
United Kingdom	Dundas Group Holdings Ltd.	London	100.00

United Kingdom	Dundas Holdings Ltd.	London	100.00
United Kingdom	Lorentzen & Wettre Ltd.	Warrington	100.00
United Kingdom	PMA UK Limited	London	100.00
United Kingdom	Reznor (UK) Limited	London	100.00
United Kingdom	Thomas & Betts Holdings (U.K.) Limited	London	100.00
United Kingdom	Thomas & Betts Limited (U.K.)	London	100.00
United Kingdom	Trasfor Electric Ltd.	Sutton Coldfield	100.00
United Kingdom	Ventyx (UK) Ltd.	Surrey	100.00
United Kingdom	Ventyx Pty Ltd	Luton, Bedfordshire	100.00
United Kingdom	Ventyx Services Pty Ltd	Luton, Bedfordshire	100.00
United Kingdom	W.J. Furse & Co. Ltd.	London	100.00
United States	ABB Finance (USA) Inc.	Delaware	100.00
United States	ABB Holdings Inc.	Cary, NC	100.00
United States	ABB Inc.	Cary, NC	100.00
United States	ABB Susa Inc.	Cary, NC	100.00
United States	ABB Treasury Center (USA), Inc.	Norwalk, CT	100.00
United States	Augat Europe Inc.	Delaware	100.00
United States	Baldor Electric Company	Fort Smith, AR	100.00
United States	Combustion Engineering Inc.	Norwalk, CT	100.00
United States	Dutch L.P. Inc.	Delaware	100.00
United States	Edison Acquisition 1 LLC	Delaware	100.00
United States	Edison Acquisition 2 LLC	Delaware	100.00
United States	Edison Holding Corporation	Delaware	100.00
United States	Jennings Technology Company, LLC	Delaware	100.00
United States	KEC Acquisition Corporation	Versailles KY	100.00
United States	Kuhlman Electric Corporation	Crystal Springs MS	100.00
United States	Lorentzen & Wettre US, Inc.	Alpharetta	100.00
United States	Thomas & Betts Caribe Corp.	Delaware	100.00
United States	Thomas & Betts Corporation	Knoxville, TN	100.00
United States	Thomas & Betts Europe Inc	Delaware	100.00
United States	Thomas & Betts International Inc.	Delaware	100.00
United States	Thomas & Betts Power Solutions LLC	Delaware	100.00
United States	Tropos Networks, Inc.	Wilmington, Delaware	100.00
United States	Validus DC Systems	Connecticut	100.00

United States	Ventyx Inc.	Atlanta	100.00
United States	Ventyx Managed Services, Inc	Wilmington Delaware	100.00
United States	Ventyx USA, Inc	Atlanta, Georgia	100.00
United States	Winmation Inc.	Deleware	100.00
Venezuela, Bolivarian Republic of	Asea Brown Boveri S.A.	Caracas	100.00
Viet Nam	ABB Ltd.	Hanoi	100.00
Zambia	ABB Ltd.	Lusaka	100.00
Zimbabwe	ABB (Private) Ltd.	Harare	100.00